                           GREEN TREE FINANCIAL CORP.

                        CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that he is a vice president and controller of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of September 1, 1994 94-6 between the Company and First Bank National Association, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from October 1, 1994 to October 31, 1994 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 9 day of November, 1994.

                              GREEN TREE FINANCIAL CORP.



                              BY: /s/Robley D. Evans
                                  -----------------------------
                                    Robley D. Evans
                                    Vice President and Controller

                       GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.35%, 7.25%, 7.70%,
                              8.05%, 8.25%. 8.60%
                   PASS-THROUGH CERTIFICATES, SERIES 1994-6
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                MONTHLY REPORT
                                 October, 1994

                            CUSIP#'S   393505-DR0, DS8, DT6, DU3, DV1, DW9
                            TRUST ACCOUNT #3333836-0
                            REMITTANCE DATE: 11/15/94

                                                                 Total $                Per $1,000
                                                                  Amount                 Original
                                                              -------------           ---------------
Class A Certificates
- --------------------
(1)   Amount available (including Monthly
      Servicing Fee)                                          $7,642,630.83

A.    Interest
      (2)  Aggregate Interest
           a.  Class A-1 Interest                                332,925.93            5.12193738
           b.  Class A-2 Interest                                453,125.00            6.04166667
           c.  Class A-3 Interest                                417,083.33            6.41666662
           d.  Class A-4 Interest                                454,992.71            6.70833336
           e.  Class A-5 Interest                                165,000.00            6.87500000
           f.  Class A-6 Remittance Rate
                (8.60%,unless Weighted Average
                Contract Rate is below 8.60%)                         8.60%
           g.  Class A-6 Interest                                498,620.83            7.16666662

      (3)  Amount applied to:
           a.  Unpaid Class A Interest
               Shortfall                                                .00                   .00

      (4)  Remaining:
           a.  Unpaid Class A Interest
               Shortfall                                                .00                   .00
B.    Principal
      (5)  Formula Principal Distribution
           Amount                                              3,388,469.56                   N/A
           a.  Scheduled Principal                               859,620.19                   N/A
           b.  Principal Prepayments                           2,007,762.88                   N/A
           c.  Liquidated Contracts                                     .00                   N/A
           d.  Repurchases                                       521,086.49                   N/A

      (6)  Pool Scheduled Principal
             Balance                                         458,411,733.61          988.20110240
      (6a) Pool Factor                                            .98820110

      (7)  Unpaid Class A Principal Shortfall
           (if any)following prior Remittance
           date                                                         .00

      (8)  Class A Percentage for such Remittance
           Date (Until Class B Cross-Over Date,
           and on each Remittance Date thereafter
           unless each Class B Principal
           Distribution Test is satisfied, equals
           Class A Principal Balance divided by
           pool Scheduled Principal Balance)                         87.94%

                       GREEN TREE FINANCIAL CORPORATION
MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.35%, 7.25%, 7.70%,
                              8.05%, 8.25%. 8.60%
                   PASS-THROUGH CERTIFICATES, SERIES 1994-6
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                MONTHLY REPORT
                                 October, 1994


                           CUSIP#'S  393505-DR0, DS8, DT6, DU3, DV1, DW9
                           TRUST ACCOUNT #3333836-0
                           REMITTANCE DATE: 11/15/94


                                                           Total $                  Per $1,000
                                                           Amount                    Original
                                                         -----------             ---------------
      (9)  Class A Percentage for the following
           Remittance Date                                    87.85%
     (10)  Class A Principal Distribution:
           a.  Class A-1                                3,388,469.56                 52.13030092
           b.  Class A-2                                         .00                         .00
           c.  Class A-3                                         .00                         .00
           d.  Class A-4                                         .00                         .00
           e.  Class A-5                                         .00                         .00
           f.  Class A-6

     (11)  Class A-1 Principal Balance                 59,526,667.61                915.79488631
    (11a)  Class A-1 Pool Factor                           .91579489

     (12)  Class A-2 Principal Balance                 75,000,000.00                1000.0000000
    (12a)  Class A-2 Pool Factor                          1.00000000

     (13)  Class A-3 Principal Balance                 65,000,000.00                1000.0000000
    (13a)  Class A-3 Pool Factor                          1.00000000

     (14)  Class A-4 Principal Balance                 67,825,000.00                1000.0000000
    (14a)  Class A-4 Pool Factor                          1.00000000

     (15)  Class A-5 Principal Balance                 24,000,000.00                1000.0000000
    (15a)  Class A-5 Pool Factor                          1.00000000

     (16)  Class A-6 Principal Balance                 69,575,000.00                1000.0000000
    (16a)  Class A-6 Pool Factor                          1.00000000
     (17)  Unpaid Class A Principal Shortfall
           (if any) following current Remittance
           Date                                                  .00

C.    Aggregate Scheduled Balances and Number of Delinquent
      Contracts as of Determination Date

     (18)  31-59 days                                   1,195,471.95                          41

     (19)  60 days or more                                104,410.77                           3

     (20)  Current Month Repossessions                           .00                           0

     (21)  Repossession Inventory                                .00                           0

                       GREEN TREE FINANCIAL CORPORATION
 MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.35%, 7.25%, 7.70%,
                              7.05%, 8.25%. 8.60%
                   PASS-THROUGH CERTIFICATES, SERIES 1994-6
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                MONTHLY REPORT
                                 October, 1994


                       CUSIP#'S  393505-DR0, DS8, DT6, DU3, DV1, DW9
                       TRUST ACCOUNT #3333836-0
                       REMITTANCE DATE: 11/15/94


Class B Principal Distribution Tests (test must be satisfied on and after the Remittance Date occurring in October 1999)

(22) Average Sixty-Day Delinquency Ratio Test

     (a) Sixty-Day Delinquency Ratio for current
         Remittance Date                                                   .02%

     (b) Average Sixty-Day Delinquency Ratio (arithmetic
         average of ratios for this month and two preceding
         months; may not exceed 4%)                                        .02%

(23) Average Thirty-Day Delinquency Ratio Test

     (a) Thirty-Day Delinquency Ratio for current
         Remittance Date                                                   .26%

     (b) Average Thirty-Day Delinquency Ratio (arithmetic
         average of ratios for this month and two preceding
         months; may not exceed 6%)                                        .15%

(24) Cumulative Realized Losses Test

     (a) Cumulative Realized Losses for the current Remittance
         Date (as a percentage of Cut-off Date Pool Principal
         Balance; may not exceed 7% from October 1, 1999 to
         September, 2000, 9% from October 1, 2000 to
         September, 2001 and 10% thereafter)                                  0

(25) Current Realized Losses Test

     (a) Current Realized Losses for current Remittance
         Date                                                                 0

     (b) Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by
         arithmetic average of Pool Scheduled Principal Balances for third preceding Remittance and for current Remittance Date;
         may not exceed 2.50%)                                                0

(26) Class B Principal Balance Test

     (a) Class B Principal Balance (before any distributions
         on current Remittance Date) divided by pool Scheduled
         Principal Balance for prior Remittance date (must
         equal or exceed 24%) and the Class B Principal Balance
         as of such Remittance Date is greater than or equal
         to $9,277,701.00                                                12.06%

                       GREEN TREE FINANCIAL CORPORATION
            MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 8.90%
                   PASS-THROUGH CERTIFICATES, SERIES 1994-6
                             CLASS M1 CERTIFICATES
                                MONTHLY REPORT
                                 October, 1994
                                    Page 3

                               CUSIP#'S   393505 - DX7
                               TRUST ACCOUNT #3333836-0
                               REMITTANCE DATE: 11/15/94

                                                 Total $               Per $1,000
                                                 Amount                Original
                                               -------------         ---------------
CLASS M1 CERTIFICATES
- ---------------------
 (27)  Amount available (including Monthly
       Servicing Fee)                           1,932,413.47

  A.   Interest
 (28)  Aggregate interest

       (a) Class M-1 Remittance Rate
       (8.90%, unless Weighted Average
       Contract Rate is below 8.90%)                   8.90%

       (b) Class M-1 Interest                     310,016.67            7.41666675

 (29)  Amount applied to:
       a. Unpaid Class M-1 Interest Shortfall           .00                      0

 (30)  Remaining:
       a. Unpaid Class M-1 Interest Shortfall           .00                      0

   B.  Principal
 (31)  Formula Principal Distribution Amount
       a.  Scheduled Principal                           .00                   N/A
       b.  Principal Prepayments                         .00                   N/A
       c.  Liquidated Contracts                          .00                   N/A
       d.  Repurchases                                   .00                   N/A

 (32)  Class M-1 Principal Balance             41,800,000.00         1000.00000000
(32a)  Class M-1 Pool Factor                      1.00000000

 (33)  Class M-1 Percentage after prior
       Remittance Date                                   .00

 (34)  Class M-1 Percentage for such Remittance
       Dated                                             .00

 (35)  Class M-1 Percentage for the following
       Remittance Date                                   .00

 (36)  Class M-1 Principal Distribution:
       a.  Class M-1                                     .00            0.00000000

 (37)  Unpaid Class M-1 Principal Shortfall
       (if any) following prior Remittance Date          .00

 (38)  Unpaid Class M-1 Principal Shortfall
       (if any) following current Remittance Date        .00

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 8.65%, 9.00%
                   PASS-THROUGH CERTIFICATES, SERIES 1994-6
                             CLASS B CERTIFICATES
                                MONTHLY REPORT
                                 October, 1994

                                          CUSIP#'S 393505-DY5, DZ2
                                          REMITTANCE DATE: 11/15/94


 (1)  Amount Available less the Class A
      Distribution Amount and Class M-1
      Distribution amount (including
      Monthly Servicing Fee)                           1,622,396.80

 (2)  Class B-1 Remittance Rate (8.65% unless
      Weighted Average Contract Rate is
      below 8.65%)                                            8.65%

 (3)  Aggregate Class B1 Interest                        183,812.50        7.20833333

 (4)  Amount applied to Unpaid Class
      BI Interest Shortfall                                     .00               .00

 (5)  Remaining unpaid Class B1
      Interest Shortfall                                        .00               .00

 (6)  Unpaid Class B1 Principal Shortfall
      (if any) following prior Remittance Date                  .00

 (7)  Class B Percentage for such Remittance Date
      (until Class B Cross-over Date, and on each
      Remittance Date thereafter unless each Class
      B Principal Distribution Test is satisfied,
      equals zero.  Thereafter, if each Class B
      Principal Distribution Test is satisfied,
      equals 100% minus Class A Percentage)                     .00

(7a)  Class B Percentage for the following
      Remittance Date                                           .00

 (8)  Class B1 Principal (Class B Percentage of
      Formula Principal Distribution Amount)                    .00

(9a)  Class B1 Principal Shortfall                              .00

(9b)  Unpaid Class B1 Principal Shortfall                       .00

(10)  Class B Principal Balance                       55,685,066.00

(11)  Class B1 Principal Balance                      25,500,000.00

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 8.65%, 9.00%
                   PASS-THROUGH CERTIFICATES, SERIES 1994-6
                             CLASS B CERTIFICATES
                                MONTHLY REPORT
                                 October, 1994
                                    Page 2


                                          CUSIP#'S  393505-DY5, DZ2
                                          REMITTANCE DATE: 11/15/94

Class B2 and C Certificates
- ---------------------------
(12)  Remaining Amount Available                      1,438,584.30

(13)  Class B-2 Remittance Rate (9.00%
      unless Weighted Average Contract
      Rate is less than 9.00%)                               9.00%

(14)  Aggregate Class B2 Interest                       226,388.00      7.50000017

(15)  Amount applied to Unpaid Class
      B2 Interest Shortfall                                    .00             .00

(16)  Remaining Unpaid Class B2
      Interest Shortfall                                       .00             .00

(17)  Unpaid Class B2 Principal Shortfall
      (if any) following prior Remittance Date                 .00

(18)  Class B2 Principal Liquidation Loss Amount               .00

(19)  Class B2 Principal (zero until Class B1
      paid down; thereafter, Class B Percentage
      of Formula Principal Distribution Amount)                .00

(20)  Guarantee Payment                                        .00

(21)  Class B2 Principal Balance                     30,185,066.00

(22)  Monthly Servicing Fee (Deducted from
      Certificate Account balance to arrive
      at Amount Available if the Company is
      not the Servicer; deducted from funds
      remaining after payment of Class A
      Distribution Amount and Class B1 and B2
      Distribution Amount; if the Company
      is the Servicer)                                  192,416.75

(23)  3% Guarantee Fee                                1,019,779.55

(24)  Class C Residual Payment                                 .00

(25)  Repossessed Contracts                                    .00

(26)  Repossessed Contracts Remaining
      in Inventory                                             .00

(27)  Weighted Average Contract Rate                      11.45182

                                     GTFC
                                    1994-6
                                 October, 1994
                         Contracts Repurchased Due to
                    Breach of Representation and Warranties


                                       Repurchase
Account#      Principal    Interest     Amount
- --------      ---------    --------   -----------

22419548        68,841.91     477.30    69,319.21
50417410        79,132.94     548.66    79,681.60
50417503        77,477.19     537.18    78,014.37
50417919        60,662.00     420.59    61,082.59
57412474        39,544.64     274.18    39,818.82
75421370        56,073.48     388.78    56,462.26
76413728        31,502.81     218.42    31,721.23
97423321        73,446.92     509.23    73,956.15
97423831        34,404.60     238.54    34,643.14
              -----------  ---------  -----------

TOTALS        $521,086.49  $3,612.88  $524,699.37
              ===========  =========  ===========